UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2007

TYCO INTERNATIONAL (US) INC. RETIREMENT SAVINGS AND INVESTMENT PLAN VI (Puerto Rico)

(Exact name of registrant as specified in its charter)

Puerto Rico	001-13836	58-1113677
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

9 Roszel Road

Princeton, NJ 08540

(Address of principal executive offices and zip code)

(609) 720-4200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Changes in Registrant’s Certifying Accountant.

Effective March 16, 2007, Crowe Chizek and Company LLC (“Crowe Chizek”) has been engaged as the independent registered public accounting firm of Tyco International (US) Inc., Retirement Savings and Investment Plan VI (Puerto Rico)  (the “Plan”). Crowe Chizek will audit and report on the Financial Statements of the Plan for the year ended December 31, 2006. During the years ended December 31, 2006 and 2005 and through the latest interim period, the Company did not consult with Crowe Chizek regarding any matter requiring disclosure under Item 304(A)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrative Committee administering Tyco International (US) Inc. Retirement Savings and Investment Plan VI (Puerto Rico) have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 21, 2007

TYCO INTERNATIONAL (US) INC RETIREMENT SAVINGS AND INVESTMENT PLAN VI (PUERTO RICO)

By:	/s/ Jane F. Greenman
Name: Jane F. Greenman
Title: Chairperson, Administrative Committee